UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2008

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COMPUMED, INC.

(Exact name of registrant as specified in its charter)

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DELAWARE	000-14210	95-2860434
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

5777 West Century Blvd., Suite 360, Los Angeles, CA 90045

(Address of Principal Executive Office) (Zip Code)

(310) 258-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.02(D)

ELECTION OF DIRECTOR

Mark Crockett was elected to the CompuMed, Inc. board of directors on May 19, 2008 by certificate of action signed by all the members of the existing board of directors.   Mr. Crockett will serve on the Compensation and Audit Committees.  Mr. Crockett’s qualifications are further discuss in the Press Release attached hereto as Exhibit 99.1

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits

Exhibit Number	Description
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUMED, INC.

Date: May 23, 2008	By:	/s/ Maurizio Vecchione
Maurizio Vecchione Interim Chief Executive Officer